**Exhibit 99.1**

**System1, Inc.**
**Unaudited Statements of Operations**
**(in thousands)**

| | QTD 30-Jun-25 | QTD 31-Mar-25 | QTD 31-Dec-24 | QTD 30-Sep-24 | QTD 30-Jun-24 | QTD 31-Mar-24 | YTD 30-Jun-25 | YTD 31-Dec-24 | YTD 30-Sep-24 | YTD 30-Jun-24 |
|---|---|---|---|---|---|---|---|---|---|---|
| Revenue | 78,116 | 74,513 | 75,594 | 88,832 | 94,581 | 84,917 | 152,628 | 343,925 | 268,330 | 179,498 |
| Operating cost and expenses: | | | | | | | | | | |
| Cost of revenues | 50,213 | 46,077 | 43,777 | 63,999 | 68,507 | 66,319 | 96,290 | 242,602 | 198,825 | 134,826 |
| Salaries, commissions, and benefits | 26,297 | 24,988 | 25,915 | 29,177 | 33,937 | 24,483 | 51,285 | 113,512 | 87,597 | 58,420 |
| Selling, general, and administrative | 17,510 | 16,574 | 17,806 | 17,472 | 21,223 | 19,911 | 34,085 | 76,411 | 58,606 | 41,134 |
| Total operating costs and expenses | 94,020 | 87,639 | 87,498 | 110,648 | 123,667 | 110,712 | 181,659 | 432,525 | 345,028 | 234,379 |
| Operating income | (15,904) | (13,127) | (11,903) | (21,816) | (29,086) | (25,795) | (29,031) | (88,601) | (76,698) | (54,881) |
| Loss (gain) on fair value of warrants | 68 | 32 | (915) | 281 | (1,501) | (251) | 100 | (2,386) | (1,471) | (1,752) |
| Loss on extinguishment of related-party debt | - | - | - | - | (433) | (19,676) | - | (20,109) | (20,109) | (20,109) |
| Interest expense | 7,116 | 7,085 | 7,764 | 7,957 | 7,871 | 7,970 | 14,201 | 31,562 | 23,799 | 15,841 |
| Income (loss) from continuing operations before income tax | (23,087) | (20,244) | (18,752) | (30,054) | (35,023) | (13,839) | (43,331) | (97,668) | (78,916) | (48,862) |
| Income tax expense | (1,547) | (387) | (729) | 585 | (178) | (48) | (1,934) | (370) | 359 | (226) |
| Net income (loss) from continuing operations | (21,540) | (19,857) | (18,023) | (30,639) | (34,845) | (13,791) | (41,397) | (97,298) | (79,275) | (48,636) |
| Net Income (Loss) Attributable to Noncontrolling Interest | (4,079) | (3,973) | (3,862) | (7,037) | (8,472) | (3,254) | (8,052) | (22,625) | (18,763) | (11,726) |
| Net income | (17,461) | (15,884) | (14,161) | (23,602) | (26,373) | (10,537) | (33,345) | (74,673) | (60,512) | (36,910) |

Deprecation and amortization expense in Cost of revenues and Selling, general, and administrative:

| | QTD 30-Jun-25 | QTD 31-Mar-25 | QTD 31-Dec-24 | QTD 30-Sep-24 | QTD 30-Jun-24 | QTD 31-Mar-24 | YTD 30-Jun-25 | YTD 31-Dec-24 | YTD 30-Sep-24 | YTD 30-Jun-24 |
|---|---|---|---|---|---|---|---|---|---|---|
| Cost of Revenues - D&A | 13,091 | 13,050 | 12,884 | 12,828 | 12,709 | 12,620 | 26,141 | 51,041 | 38,157 | 25,329 |
| SG&A - D&A | 7,475 | 7,427 | 7,348 | 7,300 | 7,234 | 7,183 | 14,902 | 29,065 | 21,717 | 14,418 |
| **Total Depreciation & Amortization** | **20,566** | **20,477** | **20,232** | **20,128** | **19,943** | **19,804** | **41,042** | **80,107** | **59,875** | **39,747** |

**Exhibit 99.1**

**System1, Inc**
**Non-GAAP Financials**
**(in thousands)**

| | QTD 30-Jun-25 | QTD 31-Mar-25 | QTD 31-Dec-24 | QTD 30-Sep-24 | QTD 30-Jun-24 | QTD 31-Mar-24 | YTD 30-Jun-25 | YTD 31-Dec-24 | YTD 30-Sep-24 | YTD 30-Jun-24 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Net income (loss) from continuing operations** | **$ (21,540)** | **$ (19,857)** | **$ (18,023)** | **$ (30,639)** | **$ (34,845)** | **$ (13,791)** | **$ (41,397)** | **$ (97,298)** | **$ (79,275)** | **$ (48,636)** |
| Income tax expense | (1,547) | (387) | (729) | 585 | (178) | (48) | (1,934) | (370) | 359 | (226) |
| Interest expense | 7,116 | 7,085 | 7,764 | 7,957 | 7,871 | 7,970 | 14,201 | 31,562 | 23,799 | 15,841 |
| Depreciation & amortization | 20,566 | 20,477 | 20,232 | 20,128 | 19,943 | 19,804 | 41,042 | 80,107 | 59,875 | 39,747 |
| Other income/expense (1) | 246 | (39) | (111) | 127 | (36) | (97) | 207 | (117) | (6) | (133) |
| Stock-based compensation and distributions to Members (2) | 4,542 | 2,651 | 4,567 | 3,783 | 3,442 | 3,971 | 7,193 | 15,763 | 11,197 | 7,413 |
| Revaluation of non-cash warrant liability | 68 | 32 | (915) | 281 | (1,501) | (251) | 100 | (2,386) | (1,471) | (1,752) |
| Loss on Extinguishment of related-party debt | - | - | - | - | (433) | (19,676) | - | (20,109) | (20,109) | (20,109) |
| Costs related to acquisitions/business combinations | 715 | 1,034 | 3,028 | 7,441 | 11,854 | 2,244 | 1,749 | 24,567 | 21,539 | 14,098 |
| Other costs, including restructuring and legal settlements | 1,557 | 1,091 | 2,067 | 683 | 3,810 | 297 | 2,648 | 6,857 | 4,790 | 4,107 |
| **Adjusted EBITDA** | **$ 11,722** | **$ 12,085** | **$ 17,880** | **$ 10,346** | **$ 9,927** | **$ 423** | **$ 23,807** | **$ 38,577** | **$ 20,697** | **$ 10,350** |

(1) Non-cash adjustments related to foreign exchange and asset disposals
(2) Comprised of distributions to equity holders and non-cash stock-based compensation

Exhibit 99.1

**System1, Inc**
**Non-Financial Metrcis**
**(In thousands except ratios)**

| | QTD 30-Jun-25 | QTD 31-Mar-25 | QTD 31-Dec-24 | QTD 30-Sep-24 | QTD 30-Jun-24 | QTD 31-Mar-24 | YTD 30-Jun-25 | YTD 31-Dec-24 | YTD 30-Sep-24 | YTD 30-Jun-24 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Marketing** | | | | | | | | | | |
| Platform Revenue (1) | $ 134,559 | $ 107,717 | $ 119,989 | $ 130,162 | $ 143,819 | $ 126,800 | $ 242,275 | $ 520,770 | $ 400,781 | $ 270,619 |
| GAAP Revenue | $ 54,143 | $ 52,250 | $ 48,520 | $ 68,083 | $ 76,654 | $ 70,131 | $ 106,392 | $ 263,388 | $ 214,868 | $ 146,785 |
| Traffic Acquisition Cost (TAC) (2) | $ 114,925 | $ 85,930 | $ 99,187 | $ 110,770 | $ 120,197 | $ 107,143 | $ 200,855 | $ 437,298 | $ 338,111 | $ 227,340 |
| Return on TAC (3) | **117%** | **125%** | **121%** | **118%** | **120%** | **118%** | **121%** | **119%** | **119%** | **119%** |
| **Products** | | | | | | | | | | |
| GAAP Revenue | $ 23,973 | $ 22,263 | $ 27,074 | $ 20,749 | $ 17,927 | $ 14,787 | $ 46,236 | $ 80,536 | $ 53,462 | $ 32,713 |
| Sessions (4) | 522,452 | 475,741 | 520,015 | 473,428 | 464,929 | 435,850 | 998,193 | 1,894,221 | 1,374,206 | 900,779 |
| RPS (5) | **$0.05** | **$0.05** | **$0.05** | **$0.04** | **$0.04** | **$0.03** | **$0.05** | **$0.04** | **$0.04** | **$0.04** |

(1) Platform revenue is the revenue paid to the Company by its advertising partners before payments are made to Network partners

(2) Traffic Acquisition Cost is defined as Advertising Spend + Agency Fees + Network Partner Rev Share. Advertising spend is the amount of advertising that is spent to acquire traffic. Agency fees are the amount of costs for agencies acquiring traffic to Owned & Operated websites

(3) Return on TAC is defined as Marketing Platform Revenue divided by Traffic Acquisition Costs

(4) Sessions are the total number of monetizable user visits to Products websites

(5) RPS is GAAP Revenue divided by Sessions